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                              EXHIBIT 10.L

                    BUCKS COUNTY BANK AND TRUST COMPANY

                              DEMAND NOTE
                              -----------


                                        November 7, 1994


     INTENDING TO BE LEGALLY BOUND, and for value received, the undersigned corporation ("Borrower") agrees as follows:

     1.   Obligation - Payment Schedule.
          -----------------------------

          Borrower promises to pay to the order of BUCKS COUNTY BANK AND TRUST COMPANY ("Lender"), on demand, at any of its banking offices, the sum of $5,000,000.00 or, if less, the aggregate unpaid amount advanced by Lender to Borrower pursuant to the Line of Credit Agreement, and further agrees to pay interest monthly on the unpaid balance of principal at a per annum rate equivalent to one-half percent (1/2%) in excess of the rate announced by Lender as its "prime rate", as adjusted from time to time. The term "prime rate" is used merely as a pricing index and is not, and should not be considered to represent, the lowest or best interest rate available to any borrower. Interest payments shall commence when billed by Lender.

     2.   Late Charge.
          -----------

          If any payment which is to be made hereunder is not paid within fifteen (15) days after the date when due, the Borrower shall pay to the Lender a late charge of five cents ($0.05) for each dollar which is so overdue for the purpose of defraying the expense incident to handling such delinquency. This provision shall not be deemed to affect or lengthen the time to cure any default hereunder.

     3.   Set-off.
          -------

          As security for the payment of this Note and any renewal, extension or modification of this Note and for the due payment of any and all other obligations, direct or indirect, due or to become due, now existing or hereafter contracted, of Borrower, Borrower agrees that Lender shall have a lien upon and a security interest in and a right of set-off against any and all present, future and after-acquired funds, monies, balances, stocks, bonds, notes and other property at any time in the hands of Lender in which Borrower has an interest, except that Lender shall have no right of set-off against, no lien upon or security interest in any IRA or any other retirement account which is deemed distributed if pledged as collateral under applicable law.

     4.   Default.
          -------

          This is a demand loan. Lender has the right to demand repayment of this loan at any time. In addition, upon the happening of any of the

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following events, each of which shall constitute a default hereunder, all liabilities of Borrower to Lender, at the option of Lender, shall become immediately due and payable:

          (a) Failure of Borrower to pay the principal or interest on this Note when due or on any renewal, extension or other modification of this Note or failure to pay when due any interest or installment on any other obligation of any nature whatsoever owing to Lender if such failure is not cured within fifteen (15) days after notice is given by Lender to Borrower;

          (b) Failure of Borrower to perform any obligation owing to Lender under this Note or any agreement with Lender not cured within thirty (30) days after notice thereof is given by Lender to Borrower or material breach of any representation, warranty, covenant or agreement herein contained or contained in any other agreement now or hereafter entered into between Borrower and Lender;

          (c) The filing of bankruptcy, receivership or insolvency proceedings of any kind by or against Borrower, the making by Borrower of an assignment for the benefit of creditors or the suspension of business by Borrower;

          (d) The entry of a judgment in excess of $25,000.00 against Borrower;

          (e) The issuance of any writs of attachment or execution against Borrower on account of judgment in excess of $25,000.00;

          (f) The dissolution, merger, consolidation or reorganization of Borrower corporation;

          (g) The furnishing of materially false information heretofore or hereafter by Borrower to Lender or the refusal by Borrower to provide material information hereafter;

          (h) Any change in the financial condition of Borrower or any surety which causes Lender in good faith to believe that performance of the obligations herein is impaired in any material respect or doubtful;

          (i) The guarantee of any surety ceases to be effective for any reason other than the termination of such guarantee by its terms;

          (j) Any change occurs in the control of Borrower unless the new control person(s) are reasonably satisfactory to Lender.

     5.   Remedies Upon Default.
          ---------------------

          Should any event of default occur and not be cured in accordance with Paragraph 4,

          (a) The entire unpaid balance of the principal sum with interest accrued thereon at the rates hereinbefore specified to the date of said default, and thereafter at the rate of 2% above the rate extent on the date of default and all other sums due by Borrower hereunder or under the Loan Agreement, shall, at the option of Lender, and without notice to Borrower, become due and payable immediately.


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          (b)  Lender may forthwith appropriate and apply on account of the amount payable hereunder, any and all funds, monies, or sums deposited with Lender to the credit of Borrower, or liquidate and sell any collateral in the hands of Lender in which Borrower has an interest, except that Lender shall have no power to appropriate or liquidate any IRA or any other retirement account which is deemed distributed if pledged as collateral under applicable law.

          (c) In addition, Lender may attach, levy or execute upon and sell any other assets of Borrower and exercise any other rights or remedies available to Lender under the Uniform Commercial Code, any other applicable law, or under the Loan Agreement or any collateral or security documents executed by Borrower or any surety in accordance with the Loan Agreement.

          (d) Following the date of any default, interest at the above-stated rate shall accrue and compound on the principal balance due and on all interest, charges, assessments, costs and fees then or thereafter due hereunder. In such case, Lender may also recover all costs of suit and other expenses in connection therewith (including, but not limited to, costs and attorney fees incurred in any insolvency or bankruptcy proceeding, or any negotiations related thereto, involving Borrower or any other person or entity if such proceedings shall in any way jeopardize Lender's security or collateral or in any way limit or impair Lender's ability to enforce a claim against any security or collateral provided for this Note), and also a reasonable attorneys' fee for collection.

     6.   Remedies Cumulative.
          -------------------

          The rights and remedies of Lender as provided in this Note shall be cumulative and concurrent and may be pursued separately, successively or together against Borrower at the sole discretion of Lender and may be exercised as often as occasion therefore shall arise. Borrower hereby waives presentment for payment, demand, protest, notice of protest and dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The liability of Borrower hereunder shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Lender shall not by any act or omission or under any circumstances be deemed to have waived any of its rights other than any rights waived by Lender in writing. Any reference herein to Borrower shall be deemed to refer to and be applicable to each signer separately as well as all of them jointly. If this Note shall be paid by any Borrower, Lender may surrender this Note and all security pledged with it to the one so paying. Lender is hereby authorized, without further notice, to obtain the signature of additional co-makers and to date this Note as of the date on which the loan is made.

     7.   Confession of Judgment.
          ----------------------

          (a) UPON THE OCCURRENCE OF ANY DEFAULT WHICH IS NOT CURED WITHIN THE APPLICABLE GRACE PERIOD, BORROWER HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT THEREIN AGAINST BORROWER, WITH OR WITHOUT DECLARATION FILED OR ANY OF THEM FOR THE AMOUNT WHICH FROM THE FACE HEREOF MAY APPEAR TO BE DUE HEREIN, PLUS REASONABLE ATTORNEYS' FEES.

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THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER
SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME, AS OFTEN AS LENDER SHALL DEEM NECESSARY AND DESIRABLE, AND THIS NOTE SHALL BE SUFFICIENT WARRANT.

          (b) Borrower acknowledges that the full legal significance of the confession of judgment clause contained in Paragraph 7(a) above has been carefully examined by Borrower and Borrower does hereby acknowledge that Borrower has signed this Note, KNOWINGLY, VOLUNTARILY and UNDERSTANDINGLY, and with knowledge that, Lender may cause judgment to be confessed against Borrower with or without default, and upon any default in the obligations of Borrower, may cause execution to issue and as the result, there may be a judicial sale of real, personal or mixed property belonging to Borrower. Borrower has access to legal counsel and waives any rights to have a more detailed explanation of Borrower's legal rights under this Note and of the effect of the confession of judgment clause.

"Borrower"                         NUCLEAR RESEARCH CORPORATION


By:          /s/ Earl Pollock         (SEAL)
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Attest:        /s/ Thelma Berman           (SEAL)
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